Exhibit 10.18

SECOND AMENDMENT TO GUARANTY
June 26, 2003

Capital Automotive REIT
Capital Automotive L.P.
1420 Spring Hill Road
Suite 525
McLean, VA 22102

Re: Second Amendment (“Second Amendment”) to the Guaranty Agreement dated as of March 29, 2002, executed and delivered by Capital Automotive REIT (“Guarantor”), as amended by that certain First Amendment to Guaranty dated as of October 17, 2002 (as amended, the “Guaranty”) under and in connection with the Capital Automotive L.P. Revolving Credit Agreement dated as of March 29, 2002, by and among the financial institutions from time to time signatory thereto (each a “Lender”, and collectively the “Lenders”), Comerica Bank, as Agent for the Lenders (in such capacity, “Agent”), Capital Automotive L.P. (“Company”) and the Co-Borrowers from time to time signatory thereto (collectively with the Company, the “Borrowers”), as amended by that certain First Amendment to Credit Agreement dated as of May 1, 2002 and that certain Second Amendment to Credit Agreement dated as of the date hereof (as amended, the “Credit Agreement”)

Ladies and Gentlemen:

     Reference is made to the Guaranty. Except as specifically defined to the contrary herein, capitalized terms used in this Second Amendment shall have the meanings given them in the Guaranty.

     Based upon the Agent’s receipt of the approval of the requisite Lenders (in the form attached to this Second Amendment) and subject to the terms and conditions set forth in this Second Amendment, the Agent hereby confirms the agreement by the requisite Lenders to amend and restate the definitions of “Consolidated Net Worth”, “Total Assets”, “Total Liabilities” and “Debt Service” in Section 1 of the Guaranty, to state as follows:

““Consolidated Net Worth” shall mean, as of any date of determination, the remainder of (a) net book value of all assets of Guarantor and its Consolidated Subsidiaries on a Consolidated basis in accordance with GAAP plus, to the extent not included in book value, the minority interest in CALP, minus (b) Total Liabilities of Guarantor and its Consolidated Subsidiaries, in each case as reflected on the balance sheet of the Guarantor’s most recent financial statements filed as part of a form 10K or 10Q filed with the Securities Exchange Commission, provided, however, that the calculation of Consolidated Net Worth shall exclude any cumulative non-cash adjustments related to derivative instruments or hedging activities as required by FASB 133.”

““Debt Service” shall mean, as of any date of determination, a Person’s principal amortization of long-term debt for the preceding four fiscal quarters, plus Consolidated Interest Expense for the preceding four fiscal quarters, plus scheduled dividends payable during such period by CARS on any preferred stock.”

““Total Assets” shall mean, as of any applicable date of determination, the total assets of Guarantor, determined on a Consolidated basis in accordance with GAAP; provided, however, that the calculation of Total Assets shall exclude any cumulative non-cash adjustments related to derivative instruments or hedging activities as required by FASB 133.”

““Total Liabilities” shall mean, as of any date of determination, the total liabilities (minus any security deposits held by Guarantor, CALP or any of their respective Subsidiaries pursuant to any Lease Agreement), as reflected on the balance sheet of the Guarantor’s most recent financial statements filed as a part of a form 10K or 10Q filed with the Securities Exchange Commission, determined according to GAAP, provided, however, that the calculation of Total Liabilities shall exclude any cumulative non-cash adjustments related to derivative instruments or hedging activities as required by FASB 133.”

     Further, subject to the terms and conditions of this Second Amendment, the Agent hereby also confirms the agreement by the requisite Lenders to amend and restate Section 5.11 of the Guaranty to state as follows:

“5.11 Maintain Total Liabilities to Consolidated Tangible Net Worth. Maintain as of the end of each fiscal quarter ending on or after the Effective Date, a ratio of Total Liabilities as of such date to Consolidated Tangible Net Worth as of such date of not more than 2.25 to 1.”

     Except as set forth above, this Second Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Guaranty, the Credit Agreement, the Notes or any other Loan Document and shall not be deemed to be a waiver of or consent to any other matter.

     By signing and returning a counterpart of this Second Amendment to the Agent, the Guarantor, the Company and the Co-Borrowers acknowledge their acceptance of the terms of this Second Amendment. This Second Amendment shall not become effective unless and until (i) the Second Amendment is countersigned by the Guarantor, the Company and the Co-Borrowers, the Agent and the requisite Lenders and such countersignatures are returned to the Agent, (ii) that certain Second Amendment to Credit Agreement dated as of June     , 2003 has become effective, and (iii) Agent shall have received certified copies of company or partnership resolutions or other authority documents confirming, as applicable, due authorization, execution and delivery of the Second Amendment by each of the Borrowers and the Guarantor. Upon receipt of the requisite signatures and satisfaction of the terms and conditions set forth herein, this Second Amendment shall be deemed to be effective as of June 26, 2003.

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Very truly yours,

COMERICA BANK, as Agent and Lender

By:	/s/ Joseph M. Davignon

Its:	First Vice President

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ACKNOWLEDGMENTS

Acknowledged and agreed:	GUARANTOR:

CAPITAL AUTOMOTIVE REIT, a Maryland real estate trust

	By:	/s/ David S. Kay

	Its:	Senior Vice President and
Chief Financial Officer

BORROWERS:

CAPITAL AUTOMOTIVE L.P.

	By:	Capital Automotive REIT
	Its:	General Partner

	By:	/s/ David S. Kay

	Its:	Senior Vice President and
Chief Financial Officer

CAR 1 MOM L.P., a Delaware limited partnership

BY:	CAR MOM INC., it general partner

By:	/s/ David S. Kay

Its:	Senior Vice President and
Chief Financial Officer

CAR 2 MOM L.P., a Delaware limited partnership

BY:	CAR MOM INC., its general partner

By:	/s/ David S. Kay

Its:	Senior Vice President and
Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY

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CAR SON PARR L.P., a Delaware limited partnership

BY: CAR MOM INC., its general partner

	By:	/s/ David S. Kay

	Its:	Senior Vice President and
Chief Financial Officer

Dated as of June , 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY

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Approval of Second Amendment and Authorization

     The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to issue the Second Amendment to the Guarantor, the Company and the Co-Borrowers.

LENDER:

BANK OF AMERICA

By:	/s/ K.W. Winston, III
Name:	K.W. Winston, III
Title:	Senior Vice President

Date: June 24, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY

Approval of Second Amendment and Authorization

     The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

BANK ONE, N. A.

By:	/s/ Peter J. Valore

Name:	Peter J. Valore

Title:	Vice President

Date: June 26, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY

Approval of Second Amendment and Authorization

     The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ronald P. Gudbrandsen

Name:	Ronald P. Gudbrandsen

Title:	Senior Vice President

Date: June 23, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY

Approval of Second Amendment and Authorization

     The undersigned Lender, by its duly authorized officer hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

TOYOTA MOTOR CREDIT CORPORATION, a California corporation

By:	/s/ D. M. Taylor

Name:	Mike Taylor

Title:	Corporate Manager Dealer Relations

Date: June 24, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTY